UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001652982

JPMBB Commercial Mortgage Securities Trust 2015-C32

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

(Exact name of sponsor as specified in its charter)

 Central Index Key Number of the sponsor: 0001682523

Starwood Mortgage Funding II LLC

(Exact name of sponsor as specified in its charter)

 Central Index Key Number of the sponsor: 0001576832

MC-Five Mile Commercial Mortgage Finance LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001567746

Redwood Commercial Mortgage Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001587045

RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

New York	333-190246-17	38-3979800 38-3979801 38-7143637
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On October 29, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, of the JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32, which represent, in the aggregate, the entire beneficial ownership in the JPMBB Commercial Mortgage Securities Trust 2015-C32 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loans identified as “One Shell Square” and “Brunswick Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “One Shell Square Mortgage Loan” and the “Brunswick Portfolio Mortgage Loan”, respectively), which are each an asset of the Issuing Entity, are each part of a whole loan (the “One Shell Square Whole Loan” and the “Brunswick Portfolio Whole Loan”, respectively) that each include the One Shell Square Mortgage Loan and the Brunswick Portfolio Mortgage Loan and one or more pari passu companion loans which are not an asset of the Issuing Entity.  The One Shell Square Whole Loan and the Brunswick Portfolio Whole Loan, including the One Shell Square Mortgage Loan and the Brunswick Portfolio Mortgage Loan, are being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2015 (the “JPMBB 2015-C30 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, relating to the JPMBB Commercial Mortgage Securities Trust 2015-C30.  The One Shell Square Mortgage Loan and the Brunswick Portfolio Mortgage Loan collectively represented approximately 4.8% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.01 of the JPMBB 2015-C30 PSA, and effective as of April 24, 2020, Torchlight Loan Services, LLC was removed as special servicer and LNR Partners, LLC was appointed as the successor special servicer. A copy of the JPMBB 2015-C30 PSA was filed as Exhibit 4.2 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on October 29, 2015. The principal executive offices of LNR Partners, LLC are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of April 24, 2020, the One Shell Square Whole Loan and the Brunswick Portfolio Whole Loan will be specially serviced, if necessary, pursuant to the JPMBB 2015-C30 PSA by LNR Partners, LLC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: April 24, 2020
	By:	s/ Bradley J. Horn

Name: Bradley J. Horn
Title: Executive Director